CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Schedule of Investments (Unaudited)
December 31, 2021

	Shares	Value

MASTER LIMITED PARTNERSHIPS - 43.4%
Gathering & Processing - 6.0%
Crestwood Equity Partners LP	406,274	$11,209,100
DCP Midstream LP	391,855	10,768,175
Western Midstream Partners LP	1,816,086	40,444,235
Total Gathering & Processing		62,421,510
Pipeline Transportation│Natural Gas - 14.0%
Energy Transfer LP	9,630,049	79,255,303
Enterprise Products Partners LP	3,044,284	66,852,477
Total Pipeline Transportation│Natural Gas		146,107,780
Pipeline Transportation│Petroleum - 23.4%
Holly Energy Partners LP	603,617	9,953,644
Magellan Midstream Partners LP	1,156,276	53,697,457
MPLX LP	2,720,263	80,492,582
NuStar Energy LP	678,390	10,772,833
Plains All American Pipeline LP	8,474,766	79,154,314
Shell Midstream Partners LP	957,107	11,025,873
Total Pipeline Transportation│Petroleum		245,096,703
Total MASTER LIMITED PARTNERSHIPS
(Cost $547,796,068)		453,625,993
COMMON STOCKS - 56.3%
Gathering & Processing - 28.9%
DT Midstream Inc	849,737	40,770,381
Equitrans Midstream Corp	5,155,945	53,312,471
Hess Midstream LP	912,636	25,216,133
Keyera Corp. (u)	1,192,915	26,905,305
Rattler Midstream LP	995,391	11,327,550
Targa Resources Corp	1,512,674	79,022,090
The Williams Companies, Inc.	2,523,297	65,706,654
Total Gathering & Processing		302,260,584
Liquefaction - 7.4%
Cheniere Energy, Inc.	762,403	77,322,912
Pipeline Transportation│Natural Gas - 9.8%
Kinder Morgan, Inc.	3,296,865	52,288,279
ONEOK, Inc.	408,042	23,976,548
TC Energy Corp. (u)	558,341	25,985,190
Total Pipeline Transportation│Natural Gas		102,250,017
Pipeline Transportation│Petroleum - 10.2%
Enbridge, Inc. (u)	2,035,883	79,562,308
Pembina Pipeline Corp. (u)	887,987	26,932,646
Total Pipeline Transportation│Petroleum		106,494,954
Total COMMON STOCKS
(Cost $492,843,781)		588,328,467
MONEY MARKET FUND - 0.7%
First American Treasury Obligations Fund, Class X, 0.03% (y)	6,873,505	6,873,505
Total MONEY MARKET FUND
(Cost $6,873,505)		6,873,505
Total Investments - 100.4%
(Cost $1,047,513,354)		1,048,827,965
Liabilities in Excess of Other Assets - (0.4%)		(3,717,538)
TOTAL NET ASSETS - 100.0%		$1,045,110,427
The following notes should be read in conjunction with the accompanying Schedule of Investments.
LP — Limited Partnership
(u) — Foreign security or a U.S. security of a foreign company.
(y) —The rate quoted is the annualized seven-day yield as of December 31, 2021.

Notes to Schedule of Investments (Unaudited)

Valuation of Investments: The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s Net Asset Value (“NAV”) may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser’s Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets or liabilities

Level 2 - quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)

The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Master Limited Partnerships	$453,625,993	$—	$—	$453,625,993
Common Stocks	588,328,467	—	—	588,328,467
Money Market Fund	6,873,505	—	—	6,873,505
Total Investments	$1,048,827,965	$—	$—	$1,048,827,965